EXHIBIT 99.3

Bijan Amini (BA 3533)	[COURT DATE STAMP/SEAL]
Steven G. Storch (SS 5241)	RECEIVED JUN 22 2006
STORCH AMINI & MUNVES PC	U.S.D.C. S.D N.Y.
140 E. 45th St., 25th Floor	CASHIERS
New York, New York 10017
(212) 490-4100	Judge Berman
Attorneys for Plaintiff

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
INTERCOMSOFT LIMITED AND
TRIMOL GROUP, INC.,
06 CV 4837 (RMB)
Plaintiff,
COMPLAINT
-Against-	AND JURY DEMAND

MINISTRY OF ECONOMICS,	ECF CASE
REPUBLIC OF MOLDOVA and
THE REPUBLIC OF MOLDOVA,

Defendant.

                Plaintiffs Intercomsoft Limited (“Intercomsoft”) and Trimol Group, Inc. (“Trimol”) by its undersigned attorneys, Storch Amini & Munves PC, as and for its complaint against defendants Ministry of Economics, Republic of Moldova and The Republic of Moldova, hereby alleges as follows:

PARTIES

                1.             Plaintiff Trimol is a Delaware corporation and maintains its principal place of business at 1285 Avenue of the Americas, 35th Floor, New York, New York 10019.

                2.             Plaintiff Intercomsoft is an Irish corporation and is the wholly owned subsidiary of Trimol.

                3.             Defendant Ministry of Economics, Republic of Moldova (“Ministry of Economics”) is a department of the Government of the Republic of Moldova.

                4.             Defendant the Republic of Moldova (“Moldova”) is a sovereign nation located in Eastern Europe.

JURISDICTION AND VENUE

                5.             This Court has jurisdiction of this matter under 28 U.S.C. §§1330 and 1605 as the plaintiff seeks relief against a foreign state in connection with commercial activity having a substantial connection to the United States.

                6.             Venue is proper in this Court pursuant to 28 U.S.C. §1391(a)(2) in that plaintiff Trimol maintains its principal place of business in New York, New York.

FACTUAL ALLEGATIONS

                7.             This is an action for breach of a leasing and licensing contract by which plaintiffs have been, during the last ten years, the exclusive lessor of certain proprietary technology owned by Intercomsoft’s supplier (the “Technology”) and certain specialized equipment, and the supplier of other materials to the Ministry of Economics in connection with Moldova’s production and issuance of passports, driver’s licenses, vehicle permits and government issued identification cards for all of the citizens and residents of Moldova (the “Essential Government Documents”) and the creation of a national database in connection therewith. The contract granted the Ministry of Economics a non-exclusive license to use such technology for the production of the Essential Government Documents.

                8.             By this action, plaintiffs seek an injunction preventing Moldova from continuing to use the equipment, technology and other materials obtained from or at the discretion of

Intercomsoft, and for monetary damages for various breaches of the express provisions of the aforementioned contract.

                9.             On April 29, 1996, Intercomsoft entered into a contract with the Ministry of Economics for the Republic of Moldova entitled “Contract On Leasing Equipment and Licensing Technology,” which contract was supplemented by two subsequent amendments (the “Supply Agreement”).

                10.           The Supply Agreement was entered into for the benefit of Moldova’s Ministry of Internal Affairs pursuant to Moldova state contract number 2801-19 concerning the establishment in Moldova in 1993 of a National Register of Population and a National Passport System.

                11.           The Ministry of Economics explicitly warranted that its obligations under the Supply Agreement were “duly confirmed” and “guaranteed” by Moldova (paragraphs 1.4 and 9.5).

                12.            Pursuant to the Supply Agreement, Intercomsoft was to provide the Ministry of Economics with all of the specialized equipment, including computers, computer servers and printers, necessary for the production of all Essential Government Documents and the creation of Moldova’s national database in connection therewith. Intercomsoft complied with such obligation and invested substantial amounts in purchasing and installing such equipment in Moldova.

                13.            In addition to supplying the equipment, Intercomsoft provided a non-exclusive license to the Technology to enable Moldova to use the equipment to produce the Essential Government Documents. All of Moldova’s Essential Government Documents have been produced with the use of the equipment and Technology during the past ten years under the Supply Agreement.

                14.           The Supply Agreement also required Intercomsoft to provide the Ministry of Economics with certain consumables each month (i.e., specialized paper and other raw materials), which are used to produce the Essential Government Documents). Intercomsoft has caused such consumables to be supplied to the Ministry of Economics in compliance with such obligations under the Supply Agreement.

                15.           Under the Supply Agreement, the Ministry of Economics was obligated to pay Intercomsoft a “lease and license payment” of forty percent (40%) of the price paid by each end-user of each such Essential Government Document, but in no event were such payments to be less than $10.00 for each passport produced and $4.50 for each other Essential Government Document (i.e., drivers’ licenses, vehicle permits and government issued identification cards) produced by Moldova (paragraph 2.1(a)). These amounts were to be increased every two years based upon the rate of inflation in the United States (paragraph 2.1(a)).

                16.           Such per document payments were explicitly required to be made to Intercomsoft on a monthly basis, on or before the tenth (10th ) day of each month, and in the event of “delays in payment, [the Ministry of Economics] shall pay a penalty equal to 0.2% of the overdue sum for each delayed day” (paragraph 2.2).

                17.           In January 2006, without justification or explanation, the Ministry of Economics ceased making such per document payments to Intercomsoft.

                18.           The per document payments due under the Supply Agreement for the months of January 2006 through April 2006, including interest for late payments through April 30, 2006, total $2,518,372.79. A day-by-day calculation of the amounts due and owing under the Supply

Agreement with the daily penalties assessed as provided for under the Supply Agreement is annexed hereto as Exhibit A.

                19.           In addition to failing to make such required per document payments, the Ministry of Economics has failed to include inflation adjustments to the per document payments as provided for under the Supply Agreement. The failure to include such inflation adjustments under the terms of the Supply Agreement has resulted in underpayments to Intercomsoft totaling $4,261,240.98. A chart calculating, inter alia, the required inflation adjustments is annexed hereto as Exhibit B.

                20.           In addition to the unpaid per document payments, late penalty payments and inflation adjustments described above, the Supply Agreement also provided for guaranteed minimum “annual production” quantities for each of the Essential Government Documents. These minimum guarantee quantities were contained in an exhibit to the Supply Agreement which was explicitly incorporated into the Supply Agreement (paragraph 4.5). A copy of the minimum annual guaranteed production table is annexed hereto as Exhibit C.

                21.           Any difference (i.e., “shortfall”) between the actual number of Essential Government Documents produced in each year during the term of the Supply Agreement and the minimum annual guaranteed production quantities for such year was to be paid to Intercomsoft.

                22.           Due to the shortfall in the number of actual documents produced as compared to such annual minimum guarantees, the Ministry of Economics owes Intercomsoft no less than $17,500,000. See Exhibit B.

                23.           The Supply Agreement provides that any party that violated its terms “shall pay the other party a compensation for the loss, damage and the profit lost as the result of such violation.” (paragraph 9.4)

                24.           In addition to the foregoing amounts, Intercomsoft has suffered such damages in amounts to be determined at trial, but in no event less than $8,000,000.

                25.           The Ministry of Economics explicitly agreed in the Supply Agreement that it would not enter into any activities that would be in direct or indirect competition with Intercomsoft during a period of three (3) years after the expiration of the Supply Agreement (paragraph 7.3).

                26.           Even if the Supply Agreement has expired, which plaintiffs dispute, defendants have, subsequent to April 29, 2006, continued to produce Essential Government Documents with the equipment, materials and technology supplied by Intercomsoft without making any payments to Intercomsoft. Any such continued production of Essential Government Documents is a breach of the Supply Agreement and plaintiffs continue to suffer damages as a result of this conduct.

                27.            Intercomsoft has fulfilled all of its obligations under the Supply Agreement.

                28.            Plaintiff Trimol was an intended and actual beneficiary of the Supply Agreement and, after the payment by Intercomsoft of its expenses in connection with the performance of its obligations under the Supply Agreement, received the balance of all payments made by the Ministry of Economics under the Supply Agreement.

                29.           All monies paid under the Supply Agreement were paid in United States currency to an account maintained at a federally chartered bank located in New York, New York.

AS AND FOR THE FIRST CLAIM FOR RELIEF
(Breach of Contract)

                30.           Plaintiffs hereby repeat and reallege each and every allegation set forth in the preceding paragraphs above as if fully set forth herein.

                31.           Plaintiff Intercomsoft has complied with its obligations under the Supply Agreement by providing all of the technology, equipment and consumables required under the Supply Agreement.

                32.           Defendants have breached the terms of the Supply Agreement by attempting to transfer or assign the Supply Agreement to another entity without the prior written consent of Intercomsoft.

                33.           Defendants have also systematically breached the Supply Agreement by, at the very least, failing to pay monthly leasing and licensing sums due under the terms of the Supply Agreement between January 2006 and the present date, failing to provide inflation adjustments for the per document payments remitted to Intercomsoft and failing to make payment for the agreed upon annual minimum amount of documents provided for under the Supply Agreement.

                34.           Plaintiffs are entitled to monetary damages in an amount to be proven at trial, but in no event less than $41,000,000, due to the Ministry of Economics’ material breaches of the Supply Agreement with respect to its (i) a failure to pay monthly leasing and licensing sums due under the Supply Agreement for the first four months of 2006; (ii) a failure to pay increased price per Essential Government Document reflecting the inflation adjustments provided for under the Supply Agreement; (iii) underproduction, and thereby underpayments, of the annual minimum per document production quantities contained in the Supply Agreement; and (iv) losses, damages and profit lost as a result of the breaches of the Supply Agreement.

                35.           Plaintiffs are entitled to injunctive relief to prevent defendants from using the technology, equipment and consumables provided to them under the Supply Agreement and otherwise entering into activities in direct competition with plaintiffs for the three year period specified in the Supply Agreement.

PRAYER FOR RELIEF WHEREFORE, Plaintiffs demand judgment as follows:

(1)	On the First Claim for Relief, awarding

a.
an injunction prohibiting defendants the Ministry of Economics of the Republic of Moldova and the Government of the Republic Moldova, and any of their departments, officers, employees and agents, and any persons in active concert or participation with them, from using any of the technology and equipment and consumables provided under the Supply Agreement, or otherwise competing with plaintiffs for the three year period specified in the Supply Agreement; and

b.
damages in the amount of $2,427,839.30 for amounts past due for lease and license payments due under the Supply Agreement, together with interest thereon calculated pursuant to the terms of the Supply Agreement; and

c.
damages in the amount of $4,261,240.98 for amounts due and owing to plaintiffs under the Supply Agreement for inflation adjustments pursuant to the terms of the Supply Agreement and unpaid by defendants; and

d.
damages in the amount of $17,598,443.91 for amounts due and owing to plaintiffs under the terms of the Supply Agreement for shortfalls of the guaranteed annual minimum quantities contained in the Supply Agreement;

e.
damages in an amount to be determined at trial, but in no event less than $8,000,000 for losses, damages and the lost profit suffered by plaintiffs as a result of defendants breaches of the Supply Agreement;

f.
damages in an amount to be determined at trial, but in no event less than $9,000,000 for defendants continued use of the equipment, technology and consumables provided by plaintiffs under the Supply Agreement; and

g.	For such other and further relief as the Court deems just and proper together with the costs and expenses of this proceeding.

Plaintiffs hereby demand a TRIAL BY JURY in this matter.

Dated:	New York, New York
June 22, 2006

STORCH AMINI & MUNVES PC

By:	/s/ Bijan Amini

Bijan Amini (BA 3533)
Steven G. Storch (SS 5241)
140 E. 45th St., 25th Floor
New York, New York 10017
Tel: (212) 490-4100
Fax: (212) 490-4208
Attorneys for Plaintiff

EXHIBIT A

Date	Transaction	Balance	Principal due Interest due Total due Interest per day
January 2006	1st 1/4 of $2,021,046 billed	$505,261.50
1/10/06	14 of $2,021,046 is late	$506,272.02
1/11/06	Late fee	$507,284.57
1/12/06	Late fee	$508,299.14
1/13/06	Late fee	$509,315.73
1/14/06	Late fee	$510,334.37
1/15/06	Late fee	$511,355.03
1/16/06	Late fee	$512,377.74
1/17/06	Late fee	$513,402.50
1/18/06	Late fee	$514,429.31
1/19/06	Late fee	$515,458.16
1/20/06	Late fee	$516,489.08
1/21/06	Late fee	$517,522.06
1/22/06	Late fee	$518,557.10
1/23/06	Late fee	$519,594.22
1/24/06	Late fee	$520,633.41
1/25/06	Late fee	$521,674.67
1/26/06	Late fee	$522,718.02
1/27/06	Late fee	$523,763.46
1/28/06	Late fee	$524,810.98
1/29/06	Late fee	$525,860.61
1/30/06	Late fee	$526,912.33
1/31/06	Late fee	$527,966.15
2/1/06	Late fee	$529,022.08
2/2/06	Late fee	$530,080.13
2/3/06	Late fee	$531,140.29
2/4/06	Late fee	$532,202.57
2/5/06	Late fee	$533,266.97
2/6/06	Late fee	$534,333.51
2/7/06	Late fee	$535,402.18
2/8/06	Late fee	$536,472.98
2/9/06	Late fee	$537,545.93
February 2006	2nd 1/4 of $2,021,046 billed	$1,042,807.43
2/10/06	2/4 of 2,021,046 is late	$1,044,893.04
2/11/06	Late fee	$1,046,982.83
2/12/06	Late fee	$1,049,076.79
2/13/06	Late fee	$1,051,174.95
2/14/06	Late fee	$1,053,277.30
2/15/06	Late fee	$1,055,383.85
2/16/06	Late fee	$1,057,494.62
2/17/06	Late fee	$1,059,609.61
2/18/06	Late fee	$1,061,728.83
2/19/06	Late fee	$1,063,852.28
2/20/06	Late fee	$1,065,979.99
2/21/06	Late fee	$1,068,111.95
2/22/06	Late fee	$1,070,248.17
2/23/06	Late fee	$1,072,388.67
2/24/06	Late fee	$1,074,533.45
2/25/06	Late fee	$1,076,682.51
2/26/06	Late fee	$1,078,835.88

2/27/06	Late fee	$1,080,993.55
2/28/06	Late fee	$1,083,155.54
3/1/06	Late fee	$1,085,321.85
3/2/06	Late fee	$1,087,492.49
3/3/06	Late fee	$1,089,667.48
3/4/06	Late fee	$1,091,846.81
3/5/06	Late fee	$1,094,030.51
3/6/06	Late fee	$1,096,218.57
3/7/06	Late fee	$1,098,411.00
3/8/06	Late fee	$1,100,607.83
3/9/06	Late fee	$1,102,809.04
March 2006	3rd 1/4 of $2,021,046 billed	$1,608,070.54
3/10/06	3/4 of 2,021,046 is late	$1,611,286.68
3/11/06	Late fee	$1,614,509.26
3/12/06	Late fee	$1,617,738.27
3/13/06	Late fee	$1,620,973.75
3/14/06	Late fee	$1,624,215.70
3/15/06	Late fee	$1,627,464.13
3/16/06	Late fee	$1,630,719.06
3/17/06	Late fee	$1,633,980.50
3/18/06	Late fee	$1,637,248.46
3/19/06	Late fee	$1,640,522.95
3/20/06	Late fee	$1,643,804.00
3/21/06	Late fee	$1,647,091.61
3/22/06	Late fee	$1,650,385.79
3/23/06	Late fee	$1,653,686.56
3/24/06	Late fee	$1,656,993.94
3/25/06	Late fee	$1,660,307.92
3/26/06	Late fee	$1,663,628.54
3/27/06	Late fee	$1,666,955.80
3/28/06	Late fee	$1,670,289.71
3/29/06	Late fee	$1,673,630.29
3/30/06	Late fee	$1,676,977.55
3/31/06	Late fee	$1,680,331.50
4/1/06	Late fee	$1,683,692.17
4/2/06	Late fee	$1,687,059.55
4/3/06	Late fee	$1,690,433.67
4/4/06	Late fee	$1,693,814.54
4/5/06	Late fee	$1,697,202.17
4/6/06	Late fee	$1,700,596.57
4/7/06	Late fee	$1,703,997.76
4/8/06	Late fee	$1,707,405.76
4/9/06	Late fee	$1,710,820.57
April 2006	4th 1/4 of $2,021,046 billed	$2,216,082.07
4/10/06	Full of 2,021,046 is late	$2,220,514.23
4/11/06	Late fee	$2,224,955.26
4/12/06	Late fee	$2,229,405.17
4/13/06	Late fee	$2,233,863.98
4/14/06	Late fee	$2,238,331.71
4/15/06	Late fee	$2,242,808.38
4/16/06	Late fee	$2,247,293.99
4/17/06	Late fee	$2,251,788.58

4/18/06	Late fee	$2,256,292.16
4/19/06	Late fee	$2,260,804.74
4/20/06	Late fee	$2,265,326.35
4/21/06	Late fee	$2,269,857.00
4/22/06	Late fee	$2,274,396.72
4/23/06	Late fee	$2,278,945.51
4/24/06	Late fee	$2,283,503.40
4/25/06	Late fee	$2,288,070.41
4/26/06	Late fee	$2,292,646.55
4/27/06	Late fee	$2,297,231.84
4/28/06	Late fee	$2,301,826.31
4/29/06	Late fee	$2,306,429.96
4/30/06	Late fee	$2,311,042.82
5/1/06	Late fee	$2,315,664.90
5/2/06	Late fee	$2,320,296.23
5/3/06	Late fee	$2,324,936.83
5/4/06	Late fee	$2,329,586.70
5/5/06	Late fee	$2,334,245.87
5/6/06	Late fee	$2,338,914.37
5/7/06	Late fee	$2,343,592.19
5/8/06	Late fee	$2,348,279.38
5/9/06	Late fee	$2,352,975.94
5/10/06	Late fee	$2,357,681.89
5/11/06	Late fee	$2,362,397.25
5/12/06	Late fee	$2,367,122.05
5/13/06	Late fee	$2,371,856.29
5/14/06	Late fee	$2,376,600.00
5/15/06	Late fee	$2,381,353.20
5/16/06	Late fee	$2,386,115.91
5/17/06	Late fee	$2,390,888.14
5/18/06	Late fee	$2,395,669.92
5/19/06	Late fee	$2,400,461.26
5/20/06	Late fee	$2,405,262.18
5/21/06	Late fee	$2,410,072.71
5/22/06	Late fee	$2,414,892.85
5/23/06	Late fee	$2,419,722.64
5/24/06	Late fee	$2,424,562.08
5/25/06	Late fee	$2,429,411.21
5/26/06	Late fee	$2,434,270.03
5/27/06	Late fee	$2,439,138.57
5/28/06	Late fee	$2,444,016.85
5/29/06	Late fee	$2,448,904.88
5/30/06	Late fee	$2,453,802.69
5/31/06	Late fee	$2,458,710.29
6/1/06	Late fee	$2,463,627.72
6/2/06	Late fee	$2,468,554.97
6/3/06	Late fee	$2,473,492.08
6/4/06	Late fee	$2,478,439.07
6/5/06	Late fee	$2,483,395.94
6/6/06	Late fee	$2,488,362.74
6/7/06	Late fee	$2,493,339.46
6/8/06	Late fee	$2,498,326.14
6/9/06	Late fee	$2,503,322.79
6/10/06	Late fee	$2,508,329.44
6/11/06	Late fee	$2,513,346.10
6/12/06	Late fee	$2,518,372.79

EXHIBIT B

EXHIBIT C

Table of guarante’s minimum annual production of the documents during the whole term of the Contract

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Passport	100,000	110,000	90,000	90,000	100,000	110,000	100,000	90,000	90,000	90,000
DL	100,000	250,000	160,000	50,000	50,000	50,000	50,000	50,000	50,000	50,000
VP	50,000	100,000	150,000	100,000	100,000	25,000	25,000	25,000	25,000	25,000
ID-cards	200,000	1,300,000	1,500,000	1,100,000	400,000	300,000	300,000	300,000	300,000	300,000

EXHIBIT 3